UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2018

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36730	27-3403111
(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600, Raleigh, North Carolina 27604-1547

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2018, Syneos Health, Inc. (the “Company”) entered into Amendment No. 1 (the “Repricing Amendment”) to the Credit Agreement, dated August 1, 2017 (the “Credit Agreement”), among the Company, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as Administrative Agent, and each of the other parties thereto.

The Repricing Amendment, among other things, modifies the terms of the Credit Agreement to:

(a)	reduce by 0.25% overall the applicable margins for alternate base rate (“ABR”) loans and Adjusted Eurocurrency Rate loans with respect to both Term A Loans and Term B Loans, resulting in (i) for Term A Loans, a margin spread of (A) 0.25% to 0.50% for ABR loans and (B) 1.25% to 1.50% for Adjusted Eurocurrency Rate loans (with the specific applicable margins determined by reference to the First Lien Leverage Ratio), and (ii) for Term B Loans, a margin spread of (A) 0.75% to 1.00% for ABR loans and (B) 1.75% to 2.00 for Adjusted Eurocurrency Rate loans (with the specific applicable margins determined by reference to the Secured Leverage Ratio as modified so that the higher rate applies when the Secured Leverage Ratio is greater than 2.75 to 1.00); and

(b)	to reset the period in which a prepayment premium with respect to Term B Loan is required for a “Repricing Transaction” (as defined in the Credit Agreement) to six months after the closing date of the Repricing Amendment.

In connection with the execution of the Repricing Amendment, the Company paid certain fees and expenses to Credit Suisse and ING Capital LLC, as lead arrangers.

The foregoing description of the Repricing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Repricing Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of the Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Credit Agreement, dated as of May 4, 2018, among Syneos Health, Inc., the lenders party thereto, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, and each of the other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date: May 7, 2018	/s/ Purvesh D. Patel
	Name:	Purvesh D. Patel
	Title:	Executive Vice President, Interim General Counsel and Corporate Secretary